Government Investors Trust
Semi-Annual Report
September 30, 1995/Unaudited
GIT
GIT Investment Funds

Letter to Shareholders
November 11, 1995

Dear Shareholder:

Economic growth has continued at a slow to moderate pace since our last report. Inflation seems to be well contained and the dollar has stabilized. The Federal Reserve loosened monetary policy with a slight easing of 25 basis points in the Federal Funds rate in July, based on improvement in the overall rate of inflation. While it seems a soft landing may be in the cards, it is unclear whether the inventory adjustment that led to slower growth is yet over.

During the period covered by this report, Government
Investors Trust's seven-day yield decreased slightly to 4.54% from 4.88%. The average maturity decreased to 20 days from 28 days.

The yield curve flattened with the spread between the target Fed Funds rate and the 30-year bond at 75 basis points at the end of September compared with 143 basis points at March
31. The flatness of the yield curve provides little incentive to extend maturities. We continue to maintain a shorter average maturity since economic growth may accelerate, as producers build inventories for 1996.

Interest rate changes by the Federal Reserve seem to be on hold for now given the state of the economy. Some signs of growth are starting to appear, however, as a result of lower interest rates. Housing demand has picked up, and this could lead to further retail demand.

Government Investors Trust continues to provide investors a vehicle that offers stability of principal and ease of liquidity. We appreciate your confidence in Government
Investors Trust and encourage you to look at all 13 of our no-load mutual funds.

Sincerely,
(signature)
A. Bruce Cleveland
President

Government Investors Trust
Portfolio of Investments - September 30, 1995(Unaudited)
                                               Principal
                                                Amount         Value
U.S. GOVERNMENT AGENCY OBLIGATIONS:
83.2% of Net Assets
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.65%, 10/3/95              $5,000,000     $4,999,215
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.64%, 10/6/95               5,000,000      4,996,867
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.65%, 10/10/95              3,117,000      3,113,087
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.63%, 10/16/95              5,000,000      4,989,053
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.57%, 10/20/95              5,097,000      5,082,805
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.62%, 10/23/95              5,000,000      4,983,608
Federal Home Loan Mortgage Corporation
Discount Notes, 5.63%, 10/30/95               5,000,000      4,978,222
Federal Home Loan Mortgage Corporation
Discount Notes, 5.60%, 10/30/95               5,000,000      4,978,106
Federal National Mortgage Association
 Discount Notes, 5.65%, 10/18/95              5,000,000      4,987,444
Federal National Mortgage Association
 Discount Notes, 5.58%, 10/27/95              5,000,000      4,980,625
TOTAL GOVERNMENT AGENCY
 OBLIGATIONS (Cost $48,089,032)<F1>                         48,089,032
VARIABLE RATE LOAN GUARANTEED
  BY U.S. GOVERNMENT AGENCIES:  0.1% of Net Assets
Farmers Home Administration Loan, 9.58%<F2>,
 2/1/10 (Cost $39,139)<F1>                       39,139         39,139
REPURCHASE AGREEMENT: 16.7% of Net Assets
 With Donaldson, Lufkin & Jenrette Securities Corporation issued
 9/29/95 at 6.25%, due 10/2/95 collateralized by $9,836,052
 United States Treasury Bills due 11/16/95. Proceeds at maturity
 are $9,647,022. (Cost $9,642,000)<F1>                       9,642,000
TOTAL INVESTMENTS (Cost $57,770,171)<F1>                    $57,770,171
Notes to Portfolio of Investments:
[FN]<F1>Aggregate cost for federal income tax purposes
[FN]<F2>Floating interest rate - rate disclosed is as of September 30, 1995 The Notes to Financial Statements are an integral part of these statements.
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Government Investors Trust
Statement of Assets and Liabilities
September 30, 1995(Unaudited)

ASSETS
Investments, at value (Notes 1 and 2)  (Cost $57,770,171)
Investment securities                        $48,128,171
Repurchase agreement                           9,642,000
Total investments                             57,770,171
Cash                                                 462
Receivables
  Interest                                          5,366
  Capital shares sold                               5,417
  Share subscriptions (Note 1)                    273,487
    Total assets                               58,054,903

LIABILITIES
Payables
  Shares reserved for subscription (Note 1)       273,487
  Dividends                                         6,959
Other liabilities                                   1,419
    Total liabilities                             281,865
NET ASSETS                                    $57,773,038
CAPITAL SHARES OUTSTANDING                     57,773,126
NET ASSET VALUE PER SHARE                          $1.000
Government Investors Trust
Statement of Operations
For the Six Months Ended September 30, 1995(Unaudited)
INVESTMENT INCOME (Note 1)
  Interest income                                $1,760,014
EXPENSES (Notes 3 and 4)
  Investment advisory fee                           148,997
  Custodian fees                                     10,178
  Professional fees                                  30,009
  Salaries and related expenses                      94,734
  Securities registration and blue sky expense       14,938
  Telephone expense                                   5,631
  Data processing and office equipment expense       35,809
  Office and miscellaneous expenses                  19,593
  Depreciation and amortization                       3,066
    Total expenses                                  362,955
NET INVESTMENT INCOME                             1,397,059
TOTAL INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       $1,397,059
The Notes to Financial Statements are an integral part of these statements.

Government Investors Trust
Statements of Changes in Net Assets
                                     Six Months
                                       Ended
                                  September 30, 1995     Year Ended
                                    (Unaudited)         March 31, 1995
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
  Net investment income              $1,397,059          $2,547,455
  Net realized loss
    on investments                           --                (101)
    Total increase in net
    assets resulting from
    operations                        1,397,059           2,547,354
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income          (1,397,059)         (2,547,455)
CAPITAL SHARE TRANSACTIONS  (Note 5) (6,768,075)        (13,548,671)
TOTAL DECREASE IN NET ASSETS         (6,768,075)        (13,548,772)
NET ASSETS
  Beginning of period                64,541,113          78,089,885
  End of period                     $57,773,038         $64,541,113
Government Investors Trust
Financial Highlights
Selected data for a share outstanding throughout each period:
Year ended Mar. 31           1991    1992    1993    1994    1995    1995<F1>
Net asset value
  beginning  of year        $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
Net investment  income      $0.067  $0.044  $0.024  $0.021  $0.037  $0.023
Total from
  investment
  operations                $0.067  $0.044  $0.024  $0.021  $0.037  $0.023
Distributions
  from net
  investment
  income                   $(0.067)$(0.044)$(0.024)$(0.021)$(0.037)$(0.023)
Total
  distributions            $(0.067)$(0.044)$(0.024)$(0.021)$(0.037)$(0.023)
Net asset value
  end of year               $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
Total return                 6.96%   4.44%   2.44%   2.08%   3.80%   4.73%<F2>
Net assets end
  of year
  (thousands)              $153,206 $117,170 $88,911 $78,090 $64,541 $57,773
Ratio of expenses
  to average
  net assets                 1.05%   1.06%   1.06%   1.11%   1.16%   1.21%<F2>
Ratio of net
  investment
  income to
  average net
  assets                     6.69%   4.41%   2.44%   2.08%   3.70% 4.67%<F2>
[FN]<F1>Six months ended September 30, 1995 (unaudited)
[FN]<F2>Annualized
The Notes to Financial Statements are an integral part of these statements. Government Investors Trust
Notes to Financial Statements
September 30, 1995(Unaudited)
1.  Summary of Significant Accounting Policies.  Government
Investors Trust (the "Trust") is registered with the
Securities and Exchange Commission under the Investment
Company Act of 1940 as an open-end, diversified investment
management company.  The Trust invests solely in securities
issued and guaranteed by the U.S. Government or any of its
agencies or instrumentalities or in repurchase agreements
backed by such securities (under policies described in its
current prospectus).
Securities Valuation:  The Trust uses the amortized cost
method of valuation for money market funds whereby portfolio securities are valued at acquisition cost as adjusted for
amortization of premium or accretion of discount rather than at value based on market factors.  As required, the
Trust monitors the difference between market value and
amortized cost to assure that this valuation method fairly
reflects market value. Investment transactions are recorded
on the trade date.  The cost of investments sold is
determined on the identified cost basis for financial
statement and federal income tax purposes.
Investment Income:  Interest income, net of amortization of
premium or discount, and other income (if any) are accrued
as earned.
Dividends and Income Tax:  Net investment income, determined as gross investment income less expenses, is declared as a
dividend each business day.  Declared dividends are
distributed to shareholders or reinvested in additional
shares as of the close of business at the end of each month.
In accordance with the requirement of Subchapter M of the
Internal Revenue Code applicable to regulated investment
companies, all of the taxable income of the Trust is
distributed to its shareholders, and therefore no federal
income tax provision is required.
Share Subscriptions:  Shares purchased by check or otherwise not paid for in immediately available funds are accounted
for as share subscriptions receivable and shares reserved
for subscriptions.
2.  Investment in Repurchase Agreements.  When the Trust
purchases securities under agreements to resell, the
securities are held for safekeeping by the Trust's custodian bank as collateral.  Should the market value of the
securities purchased under such an agreement decrease below
the principal amount to be received at the termination of
the agreement plus accrued interest, the counterparty is
required to place an equivalent amount of additional
securities in safekeeping with the Trust's custodian bank.
Repurchase agreements may be terminated within seven days.
Pursuant to an Exemptive Order issued by the Securities and
Exchange Commission, the Trust, along with other registered
investment companies having Advisory and Services Agreements with Bankers Finance Investment Management Corp. ("BFIMC"),
transfers uninvested cash balances into a joint trading
account.  The aggregate balance in this joint trading
account is invested in one or more consolidated repurchase
agreements whose underlying securities are U.S. Treasury or
federal agency obligations.
3.  Investment Advisory Fees and Other Transactions with
Affiliates.  The Investment Adviser to the Trust, BFIMC,
earns an advisory fee equal to 0.5% per annum of the average net assets of the Trust; the fees accrue daily and are
payable monthly.  In order to meet the securities
registration requirements of certain states, the Adviser has undertaken to reimburse the Trust by the amount, if any, by
which the total expenses of the Trust (less certain excepted expenses) exceed the applicable expense limitation in any
state or other jurisdiction in which the Trust is subject to regulation during the fiscal year.  The Trust believes the
current applicable expense limitation is 2.5% per annum of
the average net assets of the Trust up to $30 million, 2% of any amount of such net assets exceeding $30 million but not
exceeding $100 million, and 1.5% per annum of such amount in excess of $100 million. The Adviser is responsible for the
fees and expenses of Trustees who are affiliated with the
Adviser, the rent expense of the Trust's principal executive office premises and certain promotional expenses. For the
six months ended September 30, 1995, outside Trustee fees of
$9,000 were paid by the Trust.  At September 30, 1995,
certain officers, Trustees, companies and individuals
affiliated with the Trust own shares in the Trust
aggregating 2.1% of the shares outstanding.
4.  Other Expenses.  With the exception of certain expenses
of the Trust payable by it directly, all support services
are provided to the Trust under a Services Agreement between the Trust and BFIMC, pursuant to which such services are
provided for amounts not exceeding the cost to BFIMC of the
support provided. For the six months ended September 30,
1995, operating expenses of $213,958 have been reimbursed to
BFIMC under the Services Agreement. As of September 30,
1995, expenses of $26,696 have been incurred by BFIMC on
behalf of the Trust, the billing of which has been
deferred.
5.  Capital Share Transactions.  An unlimited number of
capital shares, without par value, are authorized.
Transactions in capital shares (in dollars and shares) for
the six months ended September 30, 1995 and the year ended
March 31, 1995 were as follows:  Six Months
                                   Ended         Year Ended
                                Sept. 30, 1995  March 31, 1995
Shares sold                     53,925,541      210,702,717
Shares issued in reinvestment    1,339,066        2,447,951
    Total shares issued         55,264,607      213,150,668
Shares redeemed                (62,032,682)    (226,699,339)
    Net decrease                (6,768,075)     (13,548,671)
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Telephone Numbers
Shareholder Service
Washington, DC area: 703/528-6500
Toll-free nationwide: 800/336-3063
24-Hour ACCESS
Toll-free nationwide: 800/448-4422

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including charges and expenses, request a prospectus by
calling the numbers above. Read it carefully before you
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offering by the distributor in any jurisdiction in which
such offering may not be lawfully made.
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